UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2003

OVERLAND STORAGE, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)            Exhibits

(99.1)                                         Press release issued by Overland Storage, Inc. on April 24, 2003.

Item 9.	Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On April 24, 2003, Overland Storage, Inc. issued a press release announcing third quarter earnings results.  A copy of the press release is attached as Exhibit 99.1.

This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: April 24, 2003		/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO